UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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SOUTHWEST CASINO CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

Dear Shareholder:

You are cordially invited to attend an Annual Meeting of Shareholders to be held on June 14, 2007, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota.  The Annual Meeting will be held in Conference Room III in the lower level of the building.

The formal Notice of Annual Meeting, proxy statement and form of proxy are enclosed.

Whether or not you plan to attend the meeting, please date, sign and return the enclosed proxy in the envelope provided as soon as possible so that your vote will be recorded.

Very truly yours,

James B. Druck Director and CEO	Thomas E. Fox President and COO	Jeffrey S. Halpern Vice President of Government Affairs and Secretary

May 25, 2007

Important:  It is important that your shares be represented at the Annual Meeting.  Please mark, sign, date and mail the enclosed proxy card in the postage-paid envelope provided, regardless of whether you plan to attend in person.  The prompt return of your proxy card will save Southwest the expense of further requests for proxies to ensure a quorum at the meeting.

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 14, 2007

TO THE SHAREHOLDERS OF SOUTHWEST CASINO CORPORATION:

Notice is hereby given that an Annual Meeting of Shareholders of Southwest Casino Corporation, a Nevada corporation, will be held on Thursday, June 14, 2007, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota (the Annual Meeting will be held in Conference Room III on the lower level), for the following purposes:

1.             To elect five directors to serve until our next annual meeting of shareholders or until their respective successors are elected and qualified.

2.             To approve an amendment to Southwest’s 2004 Incentive Stock Option Plan increasing the number of shares available for issuance under the Plan from 1,500,000 shares to 3,000,000 shares.

3.             To ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2007.

4.             To transact any other business that properly comes before the meeting or any adjournment of the meeting.

The close of business on April 16, 2007 has been fixed as the record date for the determination of shareholders who are entitled to vote at the meeting or any adjournment of the meeting.

A list of shareholders entitled to vote at the Annual Meeting will be open for examination by any shareholder for any purpose germane to the Annual Meeting during ordinary business hours from May 25, 2007 through June 14, 2007, at our principal executive offices located at 2001 Killebrew Drive, Suite 350, Minneapolis, Minnesota.

By Order of the Board of Directors

James B. Druck
Director and Chief Executive Officer

May 25, 2007

Minneapolis, Minnesota

SOUTHWEST CASINO CORPORATION

2001 Killebrew Drive, Suite 350

Minneapolis, MN 55425

PROXY STATEMENT FOR

ANNUAL MEETING OF SHAREHOLDERS

JUNE 14, 2007

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes

The Annual Meeting of Shareholders of Southwest Casino Corporation will be held on Thursday, June 14, 2007, at 10:00 a.m., local time, at Southwest’s executive offices, which are located at 2001 Killebrew Drive (lower level conference room), Minneapolis, Minnesota for the purposes stated in the Notice of Annual Meeting.

Shareholders Entitled to Vote

Shareholders of record at the close of business on April 16, 2007 will be entitled to vote at the meeting.  As of that date, there were 27,286,443 shares of our common stock outstanding and entitled to vote.  Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.  Shareholders are not entitled to cumulate voting rights.

Proxies

This proxy statement is being mailed to our shareholders beginning on or about May 25, 2007 in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders.

Your vote is important.  A proxy card is enclosed for your use.  You are solicited on behalf of the Board of Directors to mark, sign, date and return the proxy card in the accompanying envelope.  No postage is required if mailed within the United States.

Proxies will be voted as specified by you.  Signed proxies that lack any specification will be voted in favor of the election of all of the nominees for director listed, in favor of the increase in the number of shares available under our Stock Incentive Plan, and in favor of the ratification of the selection of Eide Bailly LLP as our registered public accounting firm, as stated in the Notice of Annual Meeting and this proxy statement.

The Board of Directors recommends that you vote:

•      FOR all of the nominees for director listed in this proxy statement,

•      FOR the approval of the increase in the number of shares available under our stock incentive plan, and

•      FOR the ratification of the selection of Eide Bailly LLP as our independent registered public accounting firm for the year ended December 31, 2007.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time prior to its use at the Annual Meeting by:

•      giving written notice of your revocation to our Corporate Secretary,

•      filing a duly executed proxy bearing a later date with our Corporate Secretary, or

•      appearing at the Annual Meeting and filing written notice of revocation with our Corporate Secretary before the proxy is used.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of one-half of the outstanding shares of our common stock (13,643,222 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting.  In general, shares of our common stock represented by a properly signed and returned proxy card will be counted as shares present and entitled to vote at the Annual Meeting for purposes of determining a quorum, without regard to whether the card reflects abstentions (or is left blank) or reflects a “broker non-vote” on a matter.  A “broker non-vote” is a card returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker has no discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy:

•      the election of the five nominees for director requires the affirmative vote of a plurality of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting;

•      the approval of the increase in the number of shares of common stock reserved for issuance under our 2004 Stock Incentive Plan requires the affirmative vote of a majority of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting.

•      the ratification of the selection of our independent registered public accounting firm requires the affirmative vote of a majority of the shares of common stock, present in person or by proxy and entitled to vote, at the Annual Meeting.

Broker non-votes represented by a proxy card on a matter will be treated as shares not entitled to vote on that matter, and thus will not be counted in determining whether that matter has been approved.  Shares represented by a proxy card voted as abstaining on any of the proposals will be treated as shares present and entitled to vote that were not cast in favor of a particular matter, and thus will be counted as votes against that matter.

Signed proxies that lack any specification will be voted in favor of all of the proposals stated in the Notice of Annual Meeting and in favor of the election of all of the five nominees for directors listed in this proxy statement.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be paid by Southwest.  Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation.  We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the meeting will be conducted.  Only a natural person present at the Annual Meeting who is either a Southwest shareholder or is acting on behalf of a shareholder may make a motion or second a motion.  A person acting on behalf of a shareholder must present a written statement executed by the shareholder or the duly authorized representative of the shareholder on whose behalf the person purports to act.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may “household” proxy statements and annual reports.  This means that only one copy of Southwest’s proxy statement or annual report to shareholders may have been sent to multiple shareholders in a household.  Southwest will promptly deliver a separate copy of either document to any shareholder upon written or oral request to Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, telephone:  (952) 853-9990 (Attention:  General Counsel).  Any shareholder who wants to receive separate copies of Southwest’s proxy statement or annual report to shareholders in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder’s bank, broker, or other nominee record holder, or the shareholder may contact Southwest at the above address and phone number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table states the information known to us with respect to the beneficial ownership of our common stock as of May 8, 2007 for (1) each person known by us to beneficially own more than 5% of our common stock, (2) each of our executive officers, (3) each of our directors, and (4) all of our executive officers and directors as a group.

Shares are deemed “beneficially owned” by a person if that person, directly or indirectly, has sole or shared power to vote or to direct the voting of those shares or sole or shared power to dispose or direct the disposition of those shares.  Except as otherwise indicated, we believe that each of the beneficial owners of our capital stock listed below, based on information provided by these owners, has sole dispositive and voting power with respect to its shares, subject to community property laws where applicable.  Shares not outstanding but deemed beneficially owned by virtue of the right of a person or member of a group to acquire them within 60 days are treated as outstanding only when determining the amount and percent owned by that person or group.

	Common Stock
Name and Address	Number		Percent
James B. Druck (1)	2,056,700	(2)	7.4%
David H. Abramson (3)	198,250	(4)	*
Gus A. Chafoulias (5)	583,186	(6)	2.1%
Jim Holmes (1)	87,500	(7)	*
Gregg P. Schatzman (1)	87,500	(7)	*
Thomas E. Fox (1)	2,915,292	(8)	10.4%
Jeffrey S. Halpern (1)	2,027,980	(9)	7.3%
Brian L. Foster (1)	250,000	(10)	*
Tracie L. Wilson (1)	20,835	(11)	*
All executive officers and directors as a group (9 persons)	8,227,243	(12)	27.8%

* Less than 1 percent

(1)     Address: 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425

(2)     Includes 300,000 shares of common stock issuable upon exercise of an option and 77,200 shares issuable upon exercise of warrants.

(3)     Address:  Parkdale Plaza, 1660 S. Highway 100, Suite 500, Minneapolis, MN 55416

(4)     Includes 131,250 shares issuable upon exercise of stock options and 12,000 shares issuable upon exercise of a warrant.

(5)     Address:  121 23rd Avenue SW, Rochester, MN 55902.

(6)     Includes 87,500 shares issuable upon exercise of a stock option and 222,728 shares issuable upon exercise of warrants.

(7)     Consists of 87,500 shares issuable upon exercise of a stock option.

(8)     Includes: (i) 159,152 shares held by F&B Properties, a partnership in which Mr. Fox is a 50% general partner; (ii) 181,819 shares held by BFL General Partnership, a partnership in which Mr. Fox is a general partner, (iii) 381,819 shares held by Richfield Hotel Associates Limited Partnership, in which Mr. Fox is general partner of a partnership that is a limited partner; (iv) 300,000 shares issuable upon exercise of a stock option; (v) 50,000 shares issuable upon exercise of a warrant; (vi) 54,546 shares issuable upon exercise of a warrant held by F&B Properties; (vii) 72,728 shares issuable upon exercise of a warrant held by BFL General Partnership; and (viii) 152,728 shares issuable upon exercise of a warrant held by Richfield Hotel Associates Limited Partnership.

(9)     Includes: (i) 40,000 shares held by Mr. Halpern’s wife; (ii) 300,000 shares issuable upon exercise of a stock option; and (iii) 77,280 shares issuable upon exercise of warrants.

(10)   Consists of 250,000 shares issuable upon exercise of a stock option.

(11)   Consists of 20,835 shares issuable upon exercise of a stock option.

(12)   Includes: (i) an aggregate of 1,564,585 shares issuable upon exercise of options; (ii) 719,210 shares issuable upon exercise of warrants; (iii) 340,971 shares held by partnerships in which an executive officer is a general partner; (iv) 381,819 shares held by a limited partnership in which an executive officer is a general partner of a limited partner; and (v) 40,000 shares held by the spouse of an executive officer.

ELECTION OF DIRECTORS

(Proposal 1)

Number of Directors

The Board of Directors has fixed the number of directors at five.

Nominees for Director

The Board of Directors has nominated the following individuals to serve as our directors until the next annual meeting of our shareholders or until their successors are elected and qualified.  All of the nominees named below are current members of the Board and have consented to serve as a director if elected.

•      James B. Druck

•      David H. Abramson

•      Gus A. Chafoulias

•      Jim Holmes

•      Gregg P. Schatzman

Proxies can be voted only for the number of persons named as nominees in this proxy statement, which is five.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of a nominee for director requires the affirmative vote of a plurality of the shares of common stock represented in person or by proxy at the Annual Meeting.

Board Recommendation

The Board of Directors recommends a vote FOR the election of all of the nominees named above.

If the Board of Directors learns before the Annual Meeting that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for that nominee will be voted for a substitute nominee selected by the Board of Directors or, at the Board’s discretion, for fewer nominees as a result of the inability of any nominee to serve.  The Board of Directors has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees

The names, ages and principal occupations of the nominees as of April 16, 2007, as well as how long each nominee has served as a director of Southwest, are stated in the table below:

Name of Nominee	Independent	Age	Principal Occupation	Director Since	Committees
James B. Druck	No	65	Chief Executive Officer, Southwest Casino Corporation	2004	*
David H. Abramson	Yes	65	Chairman and CEO, David Abramson & Associates, LLC	2005	Audit (Chair); Nominating
Gus A. Chafoulias	Yes	71	Chairman, Chafoulias Management Company	2005	Compensation; Nominating (Chair)
Jim Holmes	Yes	65	President, Jim Holmes and Company	2005	Audit; Compensation
Gregg P. Schatzman	Yes	53	Managing Director, Schatzman & Associates, LLC	2005	Audit; Compensation (Chair)

*    Because Mr. Druck is our CEO, he does not qualify as an independent member of our Board of Directors under Nasdaq rules and thus is not eligible for service on any of the standing committees of our Board.

Other Information About Board Nominees

James B. Druck joined the Board of Directors and was appointed as our Chief Executive Officer and Secretary on July 22, 2004 in connection with the closing of a reorganization in which Southwest Casino and Hotel Corp. became a wholly-owned subsidiary of Southwest Casino Corporation (formerly Lone Moose Adventures).  Mr. Druck has been a director of Southwest Casino and Hotel Corp. since its inception in 1992.  He served as President of Southwest Casino and Hotel Corp. from October 1992 until June 2004, and now is also the Chief Executive Officer of Southwest Casino and Hotel Corp.  From 1967 until April 1993 Mr. Druck was an attorney in private practice in Minneapolis, Minnesota.  His practice focused primarily in the areas of real estate development and finance.

David H. Abramson. David Abramson joined the Southwest Board of Directors on December 7, 2005 and was elected to chair its Audit Committee on January 10, 2006.  He is also a member of the Board’s Nominating Committee.  Mr. Abramson is the Chairman and CEO of David Abramson & Associates, LLC, a retained executive search and leadership development firm he founded in January 2002.  Immediately before founding David Abramson & Associates, he was a Senior Vice President of AXA Financial/Equitable Life Insurance and the Chairman and CEO of Grant Thornton Advisors, a joint venture of AXA Financial/Equitable Life Insurance and Grant Thornton, LLP, from January to December 2001.  Before this, Mr. Abramson had an extensive career at Grant Thornton, certified public accountants, beginning in 1967 during which he was a member of the National Leadership and Senior Management Team and the Managing Partner of and an audit partner in the Minneapolis office.  Among many board memberships, Mr. Abramson has been the Chairman of Board of Directors of the Minneapolis Chamber of Commerce, President and Board member of the Minnesota Society of Certified Public Accountants, Chairman and board member of the Minnesota Cooperation Office for Job Creation, and a member of the Governing Council of the American Institute of CPAs.  Mr. Abramson holds a B.S. in Accounting from the Carlson School of Management and an MBA from the University of Michigan.

Gus A. Chafoulias.   Gus Chafoulias joined Southwest’s Board of Directors on December 7, 2005 and was elected chair of its Nominating Committee on February 1, 2006.  He is also a member of the Board’s Compensation Committee.  Mr. Chafoulias is Chairman of the Board of Chafoulias Management Company, where he has worked since 1987.  Mr. Chafoulias has developed more than 3 million square feet of apartments and commercial space during more than 40 years in the development business.  One of Mr. Chafoulias’ liquor stores, which Mr. Chafoulias has owned and operated since 1957, has been voted a top ten liquor retailer in the United States.  Mr. Chafoulias is also a Leadership 100 board member and Blue Cross Blue Shield Champions of Health award winner.  He has served on numerous boards of directors including the Rochester (MN) Chamber of Commerce, Diversity Council, U.S. Bank, Medvision, and Comfortex, Inc.  In addition to Southwest, Mr. Chafoulias currently serves on the board of Festival Airlines.

Jim Holmes. Jim Holmes was elected a Director of Southwest on December 7, 2005 and serves on the Board’s Audit Committee and Compensation Committee.  Mr. Holmes is a 1965 graduate of West Point’s U.S. Military Academy and has a master’s degree in law enforcement administration from Central Missouri State University.  Mr. Holmes has significant experience on both the regulatory and business sides of the gaming industry and is a licensed private investigator in Nevada.  Since 1991, Mr. Holmes has been President of Jim Holmes and Company and, beginning in 1987, has acted as a national and international gaming consultant for lottery operations, bingo projects, casinos and Indian gaming, specializing in start-up operations and risk analysis.  In addition, from March 2005 to October 2005 Mr. Holmes was an Executive Vice President for Cadillac Jack, Inc., a slot machine manufacturer, and from February 2001 to January 2004, Mr. Holmes was President of API Technologies, LLC.  From January 2000 to January 2001, Mr. Holmes was Executive Vice President of Sierra Design Group.  In 1985, Mr. Holmes was appointed by then Governor Ashcroft as the first Executive Director of the Missouri Lottery.  Before working to establish the Missouri Lottery, he spent 15 years with the FBI in Missouri as both a Special Agent and Supervisor.

Gregg P. Schatzman.   Gregg Schatzman joined Southwest’s Board of Directors on December 7, 2005.  He also serves on the Board’s Audit Committee and Compensation Committee, which he chairs.  Mr. Schatzman has in-depth experience as both a regulator and an operator in the gaming industry.  Mr. Schatzman has been the Managing Director of Schatzman & Associates, LLC, which provides consulting services to gaming companies and law firms regarding casino operations and regulatory issues, since June 2003.  From March 2000 to June 2003, he was a partner and owner of Castaways Hotel and Casino in Las Vegas, Nevada and he owned and worked as Executive Vice President of VSS Enterprises, LLC, from March 1999 to May 2003.  Mr. Schatzman’s 13 years in casino operations includes work as Executive Vice President of Primadonna Resorts, Inc.; Vice President and General Manager for Ameristar Casinos; Vice President and General Manager for Gem Gaming; and work with Trump casinos.  Before joining the business side of the gaming industry, Mr. Schatzman spent 10 years as a gaming regulator with the Nevada Gaming Control Board, rising from Financial Investigator to Chief of Investigations.  As Chief of Investigations, Mr. Schatzman supervised the work of the 80 agents in the Investigations and Corporate Securities Divisions of the Gaming Control Board.

Board and Annual Meeting Attendance

During 2006, our board of directors held 10 meetings. All directors attended, either in person or by teleconference, all of the meetings of the board of directors and meetings of committees on which they served. We strongly encourage directors to attend our annual meeting of Shareholders. Each of our directors attended the 2006 Annual Meeting of Shareholders.

Director Compensation

The following table states information concerning the compensation of members of our Board of Directors during the fiscal year ended December 31, 2006.

Name	Fees earned or paid in cash	Stock Awards	Option Awards (1)	Non-equity incentive plan compensation	Non-qualified deferred compensation earnings	All other compensation	Total
David H. Abramson (2)	$13,500	$—	$135,000	$—	$—	$—	$148,500
Gus A. Chafoulias (3)	13,500	—	90,000	—	—	—	103,500
Jim Holmes (3)	13,500	—	90,000	—	—	—	103,500
Gregg P. Schatzman (3)	13,500	—	90,000	—	—	—	103,500

(1)    We have estimated fair value of the director stock options as of the date of grant by applying the Black-Scholes pricing valuation model in accordance with SFAS 123(R).

(2)    As of December 31, 2006, Mr. Abramson had options to acquire an aggregate of 225,000 shares of common stock at a price of $0.65 per share outstanding that had been awarded to him in connection with his service as a director.

(3)    As of December 31, 2006, Messrs. Chafoulias, Holmes and Schatzman each had options to acquire an aggregate of 150,000 shares of common stock at a price of $0.65 per share outstanding that had been awarded to them in connection with their service as directors.

James Druck, our CEO, also serves as a director and does not receive any additional compensation for that service.

Beginning in the first quarter of 2006, the non-employee members of our Board of Directors receive a quarterly retainer of $2,500, with an initial retainer of $5,000 paid for the fourth quarter of 2005, their first quarter of service. Each director also received a non-qualified option to purchase 150,000 shares of Southwest common stock under our 2004 Stock Incentive Plan. These options were granted on January 10, 2006 and have an exercise price of $0.65 per share. The options become exercisable in 12 equal quarterly installments on the grant date and the last day of each quarter over three years. Southwest also pays directors meeting fees of $1,000 for each in-person meeting and $500 for each telephonic meeting at which formal action is taken by our board or any committee of the board. These meeting fees do not apply to one in-person meeting of the Board of Directors and one meeting of each committee on which a board member serves each quarter. The increased retainer during the first quarter of a director’s service is intended to compensate the director for the extra time and meetings required to orient a director to Southwest and the work of our Board.

We also issued a non-qualified option to purchase 75,000 shares of Southwest common stock, on the same terms as described above, to David Abramson to compensate him for his work as Chairman of the Audit Committee of the Board of Directors.

Family Relationships

No family relationships exist among our directors and executive officers.

Legal Proceedings

To the knowledge of our management, except as disclosed below, during the past five years, no present director, person nominated to become a director, executive officer, promoter or control person of our company:

•      Was a general partner or executive officer of any business by or against which any bankruptcy petition was filed, whether at the time of such filing or two years prior the filing;

•      Was convicted in a criminal proceeding or named the subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

•      Was subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his or her involvement in any type of business, securities or banking activities; or

•      Was found by a court of competent jurisdiction in a civil action, or by the Securities and Exchange Commission or the Commodity Futures Trading Commission, to have violated federal or state securities or commodities law, and the judgment has not been subsequently reversed, suspended, or vacated.

Prior Bankruptcy Proceeding of Subsidiary

James B. Druck, Jeffrey S. Halpern and Thomas E. Fox are Managers of Gold Rush I, LLC, a Colorado limited liability company and a wholly-owned subsidiary of Southwest Casino and Hotel Corp.  In August 2001, Cripple Creek Development Corp., a Colorado corporation, Blue Building Development, Inc., a Wyoming corporation, Mark Brockley, an individual, and Annesse Brockley, an individual, initiated a lawsuit against Gold Rush I, LLC, and Southwest Casino and Hotel Corp. in District Court, Teller County, Colorado.  The plaintiffs alleged that the defendants failed to pay certain obligations to the plaintiffs under the terms of their lease agreement and breach of contract.  The lease included a provision that capped the maximum monthly amount required to be paid to Mr. Brockley’s creditors.  In the early years of the operation, Mr. Brockley’s obligations to creditors far exceeded this cap and Southwest paid these obligations as they came due.  Under the lease, Southwest set off against current rent the amount of the excess payments.  In the lawsuit, Mr. Brockley sought to evict Gold Rush I from the premises for failing to pay amounts claimed to be owed under the Lease.  Gold Rush I responded by denying any failure to pay.

Before an evidentiary hearing in this lawsuit was completed, Gold Rush I filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code in the Bankruptcy Court for the District of Minnesota (Case No. 01-33755) to ensure that we did not lose possession of the premises while the underlying claims were litigated.  On October 15, 2001, the Colorado District Court entered an Order in which it found (a) that Gold Rush I was not in default under the lease, (b) that Gold Rush I had made payments in excess of the monthly caps provided in the lease (which overpayments the court subsequently quantified at $554,362.09), and (c) that Gold Rush I was entitled to offset the overpayments against rent and other payments due under the terms of the lease.  Mr. Brockley appealed the Colorado District Court’s Order to the Colorado Court of Appeals, which dismissed the appeal on May 21, 2002.  After successfully defending the lawsuit brought by its landlord, Gold Rush I emerged from bankruptcy on January 10, 2003, when the Bankruptcy Court confirmed its reorganization plan, which provided for full payment to all creditors, with interest.

Colorado Regulatory Proceeding

Southwest Casino and Hotel Corp. was fined $50,000 by the Colorado Division of Gaming in June 2004 for failure to properly maintain and review statistical data on slot machine performance after receiving a warning letter regarding this deficiency and failing to comply with its agreement to correct the deficiency. Southwest Casino and Hotel Corp. paid the full amount of the fine.  As part of these proceedings, James Druck, in his capacity as manager of the facility in question, without any admission of guilt, agreed to take the necessary steps to ensure Southwest Casino and Hotel Corp.’s compliance in this matter and, further, agreed to pay $5,000 to the Limited Gaming Fund to reimburse expenses incurred by Colorado in this investigation.

Information about the Board of Directors and its Committees

Mr. Abramson, Mr. Chafoulias, Mr. Holmes and Mr. Schatzman each joined our Board of Directors before we submitted their background information to the NIGC for review and approval.  Thus, these directors have agreed not to take any action in connection with our NIGC-approved management agreement with the Cheyenne and Arapaho Tribes of Oklahoma until the NIGC approves their service on our board.  These directors also will not take action with regard to our Gaming Management Agreement with the Otoe-Missouria Tribe of Indians if that contract receives NIGC approval before the NIGC approves their service on our board.  We submitted the required background information for each of these directors to the NIGC on December 7, 2005, the same day that they joined our board.

Audit Committee

On January 10, 2006, the Board of Directors established an Audit Committee and elected David Abramson, Jim Holmes and Gregg Schatzman to serve on that committee.  All of the members of the Audit Committee qualify as independent under Nasdaq rules.  The Board elected Mr. Abramson to serve as the Chairman of its Audit Committee.  The Board of Directors has determined that Mr. Abramson qualifies as an “audit committee financial expert” under SEC rules.  On February 14, 2006, the Board of Directors adopted a written charter for its Audit Committee and a copy of the charter is attached to this Proxy Statement as Appendix A.

The Audit Committee is responsible for engaging, retaining and replacing Southwest’s independent registered public accounting firm, approving transactions between Southwest and a director or executive officer, approving non-audit services provided to Southwest by our independent registered public accounting firm, overseeing our accounting, financial reporting, and disclosure controls and internal controls, and receiving and addressing complaints regarding accounting, internal controls and auditing matters.  Our independent registered public accounting firm reports directly to the Audit Committee.

Compensation Committee

On February 1, 2006, the Board established its Compensation Committee and appointed Gregg Schatzman, Gus Chafoulias and Jim Holmes to serve on the committee.  Mr. Schatzman was appointed Chairman of the Compensation Committee.  The Board of Directors adopted a written charter for the Compensation Committee on April 26, 2006 and a copy of that charter is attached to this Proxy Statement as Appendix B.  All of the members of the Compensation Committee qualify as “independent directors” under Nasdaq rules.  The Compensation Committee oversees Southwest’s overall compensation strategy and reviews and recommends to the Board of Directors the compensation for our CEO and other executive officers.  The Compensation Committee also administers our 2004 Stock Incentive Plan.

Nominating Committee

On February 1, 2006, the Board of Directors formed a Nominating Committee and selected Gus Chafoulias and David Abramson, each independent members of the Board under Nasdaq, to serve on that committee.  The Board appointed Mr. Chafoulias as Chairman of the Nominating Committee.  The Board of Directors has not adopted a written charter for the Nominating Committee, which is charged with identifying and recruiting new members of Southwest’s Board of Directors, but intends to do so in the future.  The Nominating Committee has not established formal procedures for director nominations, but may choose to do so in the future.

 The Nominating Committee will solicit recommendations for nominees from people the committee believes are likely to be familiar with qualified candidates for our Board.  These people may include directors and executives of Southwest.  In addition, the committee may engage a search firm to assist it in identifying qualified candidates.  The Nominating Committee will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, the existing composition of the Board, and other factors the committee deems relevant.  In conducting its review and evaluation, the committee may solicit the views of Southwest’s management, other Board members, and any other individuals it believes may have insight into a candidate.  The Nominating Committee will consider recommendations for the nomination of directors submitted by Southwest shareholders.  Any shareholder of Southwest seeking to recommend a director nominee for the committee’s consideration must submit a letter addressed to the Chairman of the Nominating Committee, c/o Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive Suite 350, Minneapolis, Minnesota 55425, clearly identified as “Director Nominee Recommendation.”

There are no formal requirements or minimum qualifications that a candidate must meet in order for the Nominating Committee to recommend a candidate to the Board.  The committee believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of Southwest and the Board.  However, in evaluating candidates, there are a number of criteria that the Board generally views as relevant and is likely to consider.  Some of these factors include:

•      whether the candidate is licensed or is likely to receive any license required to be a director of a gaming company in jurisdictions in which we have business interests;

•      whether the candidate is an “independent director” under the rules and regulations of the stock exchanges and meets any other applicable independence tests under the federal securities laws and rules and regulations of the Securities and Exchange Commission;

•      whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the stock exchanges;

•      whether the candidate is an “audit committee financial expert” under the federal securities laws and the rules and regulations of the Securities and Exchange Commission;

•      the needs of Southwest with respect to the particular talents and experience of its directors; the personal and professional integrity and reputation of the candidate; the candidate’s level of education and business experience;

•      the candidate’s broad-based business acumen; the candidate’s level of understanding of Southwest’s business and its industry;

•      the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of Southwest;

•      whether the candidate possesses strategic thinking and a willingness to share ideas;

•      the candidate’s diversity of experiences, expertise and background;

•      the candidate’s ability to represent the interests of all shareholders and not a particular interest group;

•      and the candidate’s willingness to devote adequate time to the work of the Board and its committees.

Audit Committee Report

During 2005, Southwest did not have an audit committee and the entire Board acted as the audit committee and performed the functions of an audit committee, including the selection of our independent registered public accounting firm.  Southwest’s Board of Directors formed its Committee on January 10, 2006.

The Audit Committee reviewed and discussed Southwest’s audited financial statements for the fiscal year ended December 31, 2006 with Southwest’s management.  The Audit Committee has discussed with Eide Bailly LLP, Southwest’s independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).  The Audit Committee received the written disclosures and the letter from Eide Bailly LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and the Audit Committee discussed the independence of Eide Bailly LLP with them.

Based on the Audit Committee’s review and discussions noted above, the Audit Committee recommended to the Board of Directors that Southwest’s audited financial statements be included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the SEC and the Board approved that recommendation.

This report is dated March 12, 2007.

Southwest Casino Corporation

Audit Committee of the Board of Directors

David Abramson, Chair	Jim Holmes	Gregg Schatzman

The Audit Committee report above must not be deemed “soliciting material” or to be “filed” with the United States Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of the Exchange Act.  Notwithstanding anything to the contrary stated in any of our previous filings under the Securities Act of 1933, as amended, or the Securities and Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the foregoing Audit Committee Report cannot be incorporated by reference into any such filing.

EXECUTIVE COMPENSATION

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our principal executive officer and our two other highest paid executive officers during the Southwest Casino Corporation fiscal year ended December 31, 2006.

SUMMARY COMPENSATION TABLE

Name And Principal Position	Year	Salary ($)		Bonus ($)	All Other Compensation ($)		Total ($)
James B. Druck,	2006	220,000	(1)	—	44,988	(2)	264,988
CEO and Director	2005	220,000		—	46,608	(2)	266,608

Thomas E. Fox,	2006	220,000	(1)	—	31,961	(2)	251,961
President	2005	220,000		—	32,231	(2)	252,231

Brian L. Foster,	2006	—	(3)	203,790	14,746	(4)	218,536
VP of Native American Operations	2005	—	(3)	273,355	16,576	(4)	289,931

(1)   Does not include $50,000 paid to Mr. Druck and $10,000 paid to Mr. Fox during the second quarter of 2006 as partial payment of Salary earned in years before 1998 but not paid.

(2)   Consists of company paid medical, dental, life and disability insurance, 401(k) matching funds, and a car allowance.

(3)   Mr. Foster manages two gaming facilities owned by the Cheyenne and Arapaho Tribes of Oklahoma.  Mr. Foster also receives compensation, including a salary, directly from the Cheyenne and Arapaho Tribes of Oklahoma tribal enterprises.

(4)   Consists of company paid medical, dental, life and disability insurance, and 401(k) matching funds.

James Druck and Thomas Fox Employment Agreements

In July 2004, we entered into employment agreements with James B. Druck and Thomas E. Fox under which Mr. Druck serves as our Chief Executive Officer and Mr. Fox serves as our President and Chief Operating Officer. The initial term of each agreement continued until July 1, 2006, after which the term renews automatically for additional one-year periods unless terminated earlier by either party. Under this agreement, Mr. Druck and Mr. Fox each received a base salary of $220,000 per year, an automobile allowance of $1,000 per month, and are eligible for an additional performance bonus if granted by our Board of Directors.  Any adjustment to base salary will be determined by the Board of Directors.  Effective April 1, 2007, Mr. Druck and Mr. Fox’s base salaries were each increased to $250,800 per year.  Bonuses are discretionary. No bonus was awarded during fiscal years 2006 or 2005.  Our Board of Directors approved bonus payments of $110,000 to both Mr. Druck and Mr. Fox at its meeting on March 13, 2007.  The initial $55,000 of that bonus was paid on March 31, 2007 and the remaining $55,000 will be paid on or after July 1, 2007, at such time as management determines that Southwest has sufficient financial resources for the payments.  This is the first bonus or salary increase awarded to Messrs. Druck and Fox since entering into their employment agreements in 2004.  Under those employment agreements, Mr. Druck and Mr. Fox were also granted a non-plan option to purchase 300,000 shares of our common stock at a price of $1.00 per share that is now fully vested.  After the initial two-year term of their agreements, if Mr. Druck or Mr. Fox is terminated without cause, in connection with a change in control of Southwest, or if Mr. Druck or Mr. Fox terminates his employment for “good reason”, Mr. Druck or Mr. Fox, as the case may be, may elect to continue employment with us in a diminished capacity. If Mr. Druck or Mr. Fox elects to do so, he will continue to receive his base salary and medical benefits for 12 months. After 12 months, he will receive a salary of not less than $25,000 and continuing medical benefits.  Messrs. Druck and Fox are also subject to customary assignment of inventions, confidentiality, non-solicitation and non-compete provisions.

Change in Control Arrangements.

Under our employment agreements with Mr. Druck and Mr. Fox, if either of them is terminated within nine months after a change in control occurs, they may elect to continue their employment with us in a diminished capacity and receive continuing salary and medical benefits at his then base rate for 12 months after which his salary may be reduced to not less than $25,000 with continuing medical benefits.  In addition, any unexpired stock options will vest immediately.

For purposes of these employment agreements, a “change in control” includes:

•      any merger, acquisition, reorganization or consolidation after which the shareholders of Southwest immediately before the transaction do not own a majority of the surviving corporation;

•      any sale, lease, license or transfer of substantially all of our assets;

•      any statutory exchange of securities with another entity (except where we are the acquiring entity);

•      acquisition by any individual or group of more than 50 percent of our outstanding voting stock from existing shareholders;

•      members of our Board of Directors as of July 1, 2004 or new board members approved by a majority of those board members cease to constitute a majority of our Board of Directors; or

•      any other transaction or series of transactions (other than venture capital or institutional investor financings) that the SEC would require us to report.

Under our 2004 Stock Incentive Plan, incentive awards granted under the plan will become fully exercisable after certain changes in control of our company, such as:

•      the sale, lease, exchange or other transfer of all or substantially all of our assets;

•      our shareholders approve any plan of or proposal for the liquidation or dissolution of our company;

•      any person becomes the beneficial owner of:

•      20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in their ownership was approved in advance by the “continuity directors” who are members of the Board of Directors at the time of the special meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board of Directors; or

•      50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”); provided that a traditional institution or venture capital financing transaction are excluded from this definition;

•      we are a party to a merger or consolidation that results in our shareholders beneficially owning securities representing:

•      more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless the merger or consolidation was approved in advance by the “continuity directors”; or

•      50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”);

•      a change in control that outside legal counsel determines must be reported under Section 13 or 15(d) of the Exchange Act, whether or not we are then subject to these reporting requirements; or

•      the “continuity directors” cease, for any reason, to constitute at least a majority of the Board of Directors, at any time after the date that our securities are first sold in a registered public offering.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END TABLE

The following table provides information regarding unexercised options for our named executive officers that remain outstanding at December 31, 2006.

	Option Awards						Stock Awards
Equity
				Equity				Market		Incentive
				Incentive			Number	Value of	Equity	Plan
				Plan			of	Shares	Incentive	Awards;
				Awards:			Shares	or Units	Plan	Market
				Number of			or Units	of Stock	Awards:	Value of
	Number of		Number of	Securities			of Stock	that	Number	Shares or
	Securities		Securities	Underlying	Option		that	have	of Shares	Units of
	Underlying		Underlying	Unexercised	Exercise	Option	have not	not	that have	Stock that
	Unexercised		Unexercised	Unearned	price	Expiration	Vested	Vested	not	have not
Name	Options (#)		Options (#)	Options (#)	($/share)	Date	(#)	($)	Vested (#)	Vested ($)
	Exercisable		Unexercisable
James Druck	300,000	(1)	—	—	1.00	6/30/2009	—	—	—	—
Thomas Fox	300,000	(1)	—	—	1.00	6/30/2009	—	—	—	—
Brian Foster	250,000		—	—	0.12	12/7/2013	—	—	—	—

(1)           Does not include warrants issued to Mr. Druck, Mr. Fox or parties in which Mr. Fox has a beneficial ownership interest in connection with their participation in our October 2005 private placement of warrants and our January and February 2007 private placement of common stock with accompanying warrants.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the Board of Directors or compensation committee of any entity that has one or more executive officers who serve on our Board of Directors or Compensation Committee. None of the members of our Compensation Committee have been an officer or employee of Southwest or any of our subsidiaries.

Certain Relationships and Related Transactions, Director Independence

In January and February 2007, Southwest Casino Corporation completed a private placement of stock with accompanying warrant to purchase 0.4 shares of common stock at a price of $0.55 per share.  The exercise price of the warrants is $0.61 per share.  James Druck, a Director and our CEO, David Abramson, a Director, Gus Chafoulias, a Director, Thomas Fox, our President, and Jeffrey Halpern, our Vice President of Government Affairs, each participated in this offering on the same terms as all other participants.  Mr. Druck purchased 68,000 shares and received a warrant to acquire an additional 27,200 shares.  Mr. Abramson purchased 30,000 shares and received a warrant to acquire an additional 12,000 shares.  Mr. Chafoulias purchased 181,819 shares and received a warrant to acquire an additional 72,728 shares.  Three entities in which Mr. Fox has an ownership interest purchased 700,002 shares and received warrants to acquire an additional 280,002 shares.  Mr. Halpern purchased 68,200 shares and received a warrant to acquire an additional 27,280 shares.

Southwest had aggregate outstanding liabilities to James B. Druck, Thomas E. Fox and Jeffrey S. Halpern for unpaid compensation and expense reimbursements of $122,467 as of December 31, 2006 and $250,699 as of December 31, 2005. At its meeting on April 26, 2006, the independent members of Southwest’s Board of Directors approved one-time payments to James Druck, CEO, Thomas Fox, President and COO, and Jeffrey Halpern, Vice President of Government Affairs, as partial repayments of our outstanding liabilities for their unpaid salaries, the majority of which is from years before 1998.  The Board approved payments of $50,000 to Mr. Druck and Mr. Halpern and $10,000 to Mr. Fox.  Southwest made these payments to Mr. Halpern on April 28, 2006 and Mr. Druck and Mr. Fox on May 15, 2006.

On October 20, 2005, Southwest granted warrants to purchase 50,000 shares of common stock at a price of $0.58 per share to each of James Druck, Tom Fox and Jeff Halpern and a warrant to purchase 150,000 shares of common stock at a price of $0.50 issued to Gus Chafoulias, before he joined our Board of Directors.  Southwest granted these warrants in consideration of the agreements of each of Messrs. Druck, Fox and Halpern to guarantee personally up to $100,000 and Mr. Chafoulias to guarantee personally $300,000 of a $2.5 million term loan provided to Southwest by Crown Bank.  The guarantees of Messrs. Druck, Fox and Halpern also apply to a $450,000 revolving line of credit provided to Southwest by Crown Bank. Crown Bank requested the loan guarantees from Messrs. Druck, Fox and Halpern as a condition to extending these loans. Southwest also issued warrants to purchase an additional 1,100,000 shares of its common stock at a price of $0.50 per share to non-affiliated individuals, including Mr. Chafoulias, that agreed to guarantee the remaining $2,350,000 of the of the term loan.  The $0.58 per share exercise price of the warrants issued to Messrs. Druck, Fox and Halpern equals the average closing price for a single share of Southwest common stock on the Over-the-Counter Bulletin Board market for the ten trading days immediately preceding the loan closing date.

During the years ended December 31, 2006 and 2005, Southwest paid Berc & Fox Limited $17,950 and $17,648 for tax and accounting services, respectively.  Thomas Fox is a shareholder and officer in Berc & Fox Limited.

During the year ended December 31, 2005, Southwest paid Jennifer Sparlin Druck $1,000 for performing at the Gold Rush Palladium.  Ms. Druck is the wife of James B. Druck.

Each of Mr. Abramson, Mr. Chafoulias, Mr. Holmes and Mr. Schatzman has been determined to be “independent” under the rules of the Nasdaq stock market.

AMENDMENT TO THE
2004 STOCK INCENTIVE PLAN
 TO INCREASE THE NUMBER OF SHARES ISSUABLE UNDER THE PLAN

(PROPOSAL 2)

Introduction

At its meeting on March 13, 2007, the Board of Directors unanimously approved an amendment to the Southwest Casino and Hotel Corp. 2004 Stock Incentive Plan (the “2004 Plan”) to increase the number of shares available for grant under the plan from 1,500,000 to 3,000,000, subject to approval by our shareholders at the Annual Meeting.  As of May 7, 2007, we had granted incentive and non-qualified stock options to purchase 925,000 shares of common stock leaving only 575,000 shares available for future grants.  The management and Board of Directors believe that this is not an adequate number of shares to meet Southwest’s needs. The following summary of the principal features of the 2004 Plan is qualified by reference to the terms of the 2004 Plan, the full text of which is set forth as Appendix C.

The management and Board of Directors seek this increase in the number of shares available under the 2004 plan in order to insure that there is an adequate number of shares available for future option grants.  While our officers, directors and employees are eligible for award grants under the plan at the discretion of the Compensation Committee and the Board, and the Compensation Committee and the Board reserve the right to make such grants at any time in the future, award grants under the 2004 Plan are within the discretion of the Compensation Committee and the Board and it is not possible to determine in advance who will receive grants under the 2004 Plan or the cost to Southwest of any grants that may be made in the future.  If the amendment to the 2004 Plan had been in place during fiscal year 2006, the Compensation Committee and Board would not have made any additional grants under the 2004 Plan.

As of the date of this proxy statement, we had granted the following options under the 2004 Plan:

Name and Position	Number of Shares Underlying Plan Options
James B. Druck, CEO (1)	0
Thomas E. Fox, President and COO (2)	0
Brian L. Foster, VP Native American Operations (3)	0
Jeffrey S. Halpern, VP Government Affairs and Secretary (4)	0
Tracie L. Wilson, CFO	50,000
All Executive Officers as a Group (5)	50,000
All Non-executive Directors as a Group	675,000
All Other Employees as a Group	200,000

(1)     Does not include a non-plan option to purchase 300,000 shares of common stock and non-plan warrants to purchase 77,200 shares of common stock.

(2)     Does not include a non- plan option to purchase 300,000 shares of common stock and non-plan warrants to purchase 330,002 shares of common stock held by Mr. Fox or entities in which Mr. Fox holds an ownership interest.

(3)     Does not include a non-plan option to purchase 250,000 shares of common stock.

(4)     Does not include a non-plan option to purchase 300,000 shares of common stock and non-plan warrants to purchase 77,280 shares of common stock.

(5)     Does not include non-plan options to purchase 1,450,000 shares of common stock and non-plan warrants to purchase 484,482 shares of common stock held by executive officers or entities in which an executive officer holds an ownership interest.

If the amendment to the 2004 Plan is approved at the Annual Meeting, the market value of the 3,000,000 shares underlying potential grants under the plan would equal, as of May 21, 2007, $1,950,000 based on the $0.65 per share closing price of Southwest’s stock on that day.

Summary of Plan Terms

Southwest Casino Corporation assumed the 2004 Plan when it acquired Southwest Casino & Hotel Corp. as part of it July 22, 2004 corporate restructuring.  The Board of Directors of Southwest Casino & Hotel Corp. approved the 2004 Plan on June 1, 2004 and shareholders of Southwest Casino & Hotel Corp. approved the 2004 Plan at the annual meeting of Shareholder held on July 14, 2004.  The 2004 Plan is intended to attract and retain the best available personnel, including employees of Southwest and its subsidiaries, consultants who provide significant services to Southwest and its subsidiaries, and our non-employee directors. The 2004 Plan also is designed to provide additional incentive to these individuals and promote the success of Southwest’s business.

At the time of its approval, the shareholders authorized the issuance of up to 3,000,000 shares of common stock under the 2004 Plan.  Under the terms of the July 22, 2004 reorganization, the number of shares available for grant under the plan was reduced to 1,500,000 upon assumption of the 2004 Plan by Southwest Casino Corporation.

Southwest Casino Corporation grants incentive awards from time to time under the 2004 Plan.  The incentive plan provides for the grant to employees, officers, directors, consultants and independent contractors of our company and our subsidiaries of incentive awards to purchase shares of Southwest common stock.  These awards may qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or consist of non-statutory options that do not qualify as incentive stock options, as well as stock appreciation rights, restricted stock awards, performance units and stock bonuses.  Only employees may receive incentive stock awards, which entitle the employee who receives the award, but not Southwest, to more favorable tax treatment.  This incentive plan is administered by the Compensation Committee of the Board of Directors, which determines the persons who are to receive awards, as well as the type, terms and number of shares subject to each award.

Incentive stock options granted under the incentive plan cannot have an exercise price less than the fair market value of the common stock on the date of the grant (or, if granted to a person holding more than 10% of our voting stock, less than 110% of fair market value).  Non-statutory stock options granted under the incentive plan may not have an exercise price less than 85% of fair market value on the date of grant.  Aside from the maximum number of shares of common stock reserved under the plans, there is no minimum or maximum number of shares that may be subject to options under the incentive plan.  However, the aggregate fair market value of the stock subject to incentive stock options granted to any optionee that are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

While tax consequences for each individual may vary, in general, the recipient of an Incentive Stock Option does not recognize taxable income when an option is granted or exercised (except for purposes of the Alternative Minimum Tax).  If the recipient sells the shares received on exercise of an incentive stock option at least two years after receiving the option grant and one year after exercising the option, the difference between the exercise price and the sale price will be taxed as a capital gain or loss.  If the shares are sold before the end of these holding periods, the recipient will have ordinary income at the time of sale on the difference between the fair market value of the shares on the exercise date (or the sale price, if lower) and the exercise price and any additional gain will be taxed at capital gains rates.

Recipients of non-qualified stock options do not recognize taxable income when the nonqualified stock option is granted. Upon exercise, the recipient will recognize ordinary income in an amount equal to the amount by which the fair market value of the Shares on the exercise date exceeds the exercise price. Any additional gain or loss recognized upon later sale of the Shares will be taxed as a capital gain or loss.  Southwest is generally entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a recipient at the time that participant recognizes income (for example, the exercise of a nonqualified stock option).  This discussion only summarizes the federal income tax effects on option recipients and Southwest and is not a complete discussion of all potential tax effects of option grants, including any state or local tax effects.  This discussion also assumes that awards are not subject to Section 409A of the Internal Revenue Code regarding deferred compensation, or have been structured to comply with the requirements of Section 409A.

Unless stated otherwise in a specific option grant, options generally expire within 90 days of the termination of an optionee’s employment or other service with us.  Options generally may not be transferred, other than by will or the laws of descent and distribution, and, during the lifetime of an optionee, may be exercised only by the optionee.  The term of each option, which is fixed by the Board of Directors at the time of grant, may not exceed 10 years from the date the option is granted (except that an incentive stock option may be exercisable only for 10 years and an incentive stock option granted to a person holding more than 10% of our voting stock may be exercisable only for five years regardless of the availability of such exemption).

Under our 2004 Stock Incentive Plan, incentive awards granted under the plan will become fully exercisable following certain changes in control of our company, such as:

•      the sale, lease, exchange or other transfer of all or substantially all of our assets;

•      our shareholders approve any plan of or proposal for the liquidation or dissolution of our company;

•      any person becomes the beneficial owner of:

•      20% or more, but not 50% or more, of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the “continuity directors” who are members of the Board of Directors at the time of the special meeting or whose nomination for election meets certain approval requirements related to continuity with our current Board of Directors; or

•      50% or more of the combined voting power of our outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”); provided that a traditional institution or venture capital financing transaction shall be excluded from this definition;

•      we are a party to a merger or consolidation that results in our shareholders beneficially owning securities representing:

•      more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the “continuity directors”; or

•      50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the “continuity directors”);

•      a change in control that is determined by outside legal counsel to be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not we are then subject to such reporting requirement; or

•      the “continuity directors” cease, for any reason, to constitute at least a majority of the Board of Directors, at any time following the date that our securities are first sold in a registered public offering.

Amendment and Termination of the Plan

The Board generally may amend, alter, suspend or terminate the 2004 Plan to conform to applicable law or as the Board otherwise determines is in the best interest of Southwest. However, no amendment, suspension, or termination can impair the rights of any award recipient without his or her consent.  Amendments are also contingent on Shareholder approval if required by applicable law. Unless terminated earlier by the Board, the 2004 Plan will continue in effect for ten years following the date the plan was adopted.

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes our equity compensation plan information as of December 31, 2006. Options granted in the future under the plan are within the discretion of our Compensation Committee and Board of Directors and therefore cannot be ascertained at this time:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:	925,000	$0.70	575,000

2004 Stock Incentive Plan (1)

Equity compensation plans not approved by security holders (2)	1,575,000	$0.62	0
Total	2,500,000	$0.65	575,000

(1)   Our only equity compensation plan under which shares of our common stock may be issued is the 2004 Stock Incentive Plan that was maintained by Southwest Casino and Hotel Corp. before the consummation of our reorganization and was assumed by Southwest Casino Corporation under the terms and at the time of consummation of our reorganization. Southwest Casino and Hotel Corp. shareholders approved the 2004 Stock Incentive Plan at a special meeting on July 14, 2004. We do not have any other equity compensation plans.

(2)   Consists of individual option and warrant agreements issued by Southwest Casino and Hotel Corp. before July 22, 2004, which Southwest Casino Corporation assumed under the terms and at the time of consummation of the reorganization.

Vote Required

At this Annual Meeting, the Shareholder are being requested to approve the amendment to the 2004 Plan adopted by the Board of Directors.  The increase is being requested to assure that Southwest has a sufficient number of options to use to compensate, reward and incent employees, and to use as a powerful recruitment incentive.

•      The affirmative vote of a majority of all votes cast by Shareholder at a meeting at which a quorum is present is required to adopt the amendment to the 2004 Stock Incentive Plan.

The principal features of the 2004 Stock Incentive Plan are summarized above.  The summary is qualified by reference to the complete text of the 2004 Stock Incentive Plan, which is attached as Appendix C.

Board Recommendation

The Board of Directors recommends a vote FOR the proposal to approve the increase in the number of shares issuable under our 2004 Stock Incentive Plan.

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC

REGISTERED ACCOUNTING FIRM

(Proposal 3)

Appointment of Auditors

The Board of Directors has appointed Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2007.  Eide Bailly LLP has acted as the independent registered public accounting firm of Southwest since September 2004 and independent auditor of our wholly owned subsidiary, Southwest Casino and Hotel Corp., since December 2003.  Although it is not required to do so, the Board of Directors wishes to submit the selection of Eide Bailly LLP to the shareholders for ratification.  If our shareholders do not ratify the appointment of Eide Bailly LLP, the Board will consider another independent public registered accounting firm.

Representatives of Eide Bailly LLP currently plan to be present at the Annual Meeting and will be available to respond to appropriate questions.

Audit, Audit-Related, Tax and Other Fees

The following table presents fees billed by Eide Bailly LLP for the audit of Southwest Casino Corporation’s consolidated financial statements and other professional services provided to Southwest Casino Corporation for the fiscal year ended December 31, 2006 and December 31, 2005.

	Aggregate Amount Billed by ($)
	2006		2005
Audit Fees	$141,531	(1)	$119,233	(1)
Audit-Related Fees	$0	(2)	$3,511	(2)
Tax Fees	$0	(3)	$0	(3)
All Other Fees	$8,604	(4)	$14,026	(3)

(1)    Aggregate fees billed for audit of our consolidated financial statements by year, review of the consolidated financial statements included in our Quarterly Reports on Form 10-QSB, and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)    These other audit-related services consisted of accounting research and related issues and assistance with response to SEC correspondence. The Board has considered whether the provision of these services is compatible with maintaining Eide Bailly LLP’s independence and has determined that it is.

(3)    We did not pay or incur any fees for tax services provided by our principal accountants.

(4)    Consists of fees paid for audit of Southwest Casino Corporation’s 401(k) employee benefit plan and finance charges.

Auditor Fees Pre-Approval Policy

At a regular meeting of Southwest’s Board of Directors on January 10, 2006, the Board established an Audit Committee made up of three independent directors.  On February 14, 2006, the Board adopted a written charter for the Audit Committee that requires Audit Committee pre-approval of all future audit and permissible non-audit service provided to Southwest by its independent public accountants.  Because the Board did not adopt the Audit Committee pre-approval policy until February 14, 2006, none of the services provided to us by our independent registered public accounting firm for fiscal years 2005 and earlier were approved in accordance with that policy.  All services rendered by Eide Bailly during 2006 were permissible under applicable laws and regulations, and, other then de minimus non-audit related services, were approved in advance by our Audit Committee in accordance with the pre-approval policy and the rules promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002.

Vote Required

The affirmative vote of a majority of the shares of our common stock, present in person or by proxy on this matter at the Annual Meeting, is necessary for the ratification of Eide Bailly LLP, as our independent public registered accounting firm for the year ending December 31, 2007

Board Recommendation

The Board of Directors recommends a vote FOR ratification of the appointment of Eide Bailly LLP as our independent public registered accounting firm for the year ending December 31, 2007.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock.  Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file.  All Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and, to our knowledge, beneficial owners of greater than 10% of our common stock were filed on a timely basis during the fiscal year ended December 31, 2006.

Shareholder Proposals For 2008 Annual Meeting

Proposals of shareholders intended to be presented in the proxy materials relating to our 2008 annual meeting of shareholders must be received by us at our principal executive offices on or before February 10, 2008 unless the date of that meeting has been changed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the Securities and Exchange Commission.  A shareholder who wishes to make a proposal at our 2008 annual meeting of shareholders without including the proposal in our proxy statement must notify us by April 1, 2008 unless the date of the meeting has been changed by more than 30 calendar days.  If a shareholder fails to provide notice by this date, then the persons named as proxies in the proxies that we solicit for the next annual meeting will have discretionary authority to vote on the proposal.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement.  However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Communications with Directors

Shareholders may communicate with the Board of Directors or any one or more particular directors by sending correspondence, addressed to our Corporate Secretary, Southwest Casino Corporation, 2001 Killebrew Drive, Suite 350, Minneapolis, MN 55425, with an instruction to forward the communication to the Board of Directors or any one or more particular directors.  Our Corporate Secretary will receive the correspondence and forward it to the Board of Directors or any one or more particular director to whom the communication is directed.

Copies of our Annual Report on Form 10-KSB (without exhibits) for the fiscal year ended December 31, 2006 and Quarterly Report on Form 10-QSB for the Quarter ended March 31, 2007 have been delivered to our shareholders with this Proxy Statement.  We will furnish a copy of any exhibit to our Form 10-KSB or 10-QSB upon receipt from any shareholder of a written request for the exhibits upon the payment of our reasonable expenses in furnishing the exhibits.

This request should be sent to:	Southwest Casino Corporation
Attn: Shareholder Information
2001 Killebrew Drive, Suite 350
Minneapolis, Minnesota 55425

Your vote is important.   Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided.  No postage is required for mailing in the United States.

By Order of the Board of Directors,

James Druck	David Abramson	Gus Chafoulias	Jim Holmes	Gregg Schatzman
Director and CEO	Director	Director	Director	Director

May 25, 2007

Minneapolis, Minnesota

Appendix A

SOUTHWEST CASINO CORPORATION

AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Audit Committee assists the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, in overseeing the accounting and financial reporting processes of Southwest, the audits of Southwest’s financial statements, and other matters stated in this Charter.

2.               COMPOSITION/ELIGIBILITY:

The Audit Committee must be comprised of at least 3 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for audit committee service imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).  All members of the Audit Committee must have a basic understanding of finance and accounting and be able to read and understand financial statements. The Board of Directors determines whether a particular director (a) satisfies the requirements for membership on the Audit Committee, and (b) qualifies as an “audit committee financial expert,” as defined by the SEC.

3.               EXTERNAL ADVISERS:

The Audit Committee has authority to engage independent counsel and other advisers as the Audit Committee deems necessary to carry out its duties. The Audit Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

4.               FUNDING:

Southwest will provide appropriate funding, as determined by the Audit Committee, for payment of:

•                  compensation to Southwest’s independent public accountants as well as any other accounting firm engaged to perform audit, review or attest services for Southwest;

•                  any independent counsel or other adviser retained by the Audit Committee; and

•                  ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out the committee’s duties.

The Audit Committee must report promptly to the Board of Directors the scope and terms of its engagement of any adviser.

5.               FUNCTIONS:

The Audit Committee will:

•                  Meet as often as it determines, but not less frequently than quarterly.

•                  Be directly responsible for the appointment, compensation, evaluation, retention and oversight of the work of Southwest’s independent public accountants (including resolution of disagreements between management and the independent public accountants regarding financial reporting).  Southwest’s independent public accountants report directly to the Audit Committee.

•                  Ensure receipt of an annual formal written statement from Southwest’s independent public accountants delineating all relationships between the independent public accountants and Southwest.  The Audit Committee will discuss with the independent public accountants any relationships that may impact the objectivity and independence of the independent public accountants and take appropriate action to oversee the independence of the independent public accountants.  Preapprove all audit services and permissible non-audit services to be provided to Southwest by Southwest’s independent public accountants, subject to any exceptions provided in the Act and the rules of the SEC (it being understood that the Audit Committee may delegate to one or more of its members the authority to grant these preapprovals, provided that any preapproval granted by that member or members must be presented to the full Audit Committee at its next scheduled meeting).

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary, the scope, purpose and procedures of the overall audit plans, with emphasis on accounting and financial areas where the independent public accountants, management or the Audit Committee believe special attention should be directed.

•                  Review, in consultation with the independent public accountants, Southwest’s management, and any other advisors the Audit Committee deems necessary:

•                  the results of the overall audit;

•                  The accounting and management personnel’s financial competency

•                  the independent public accountants’ opinion on Southwest’s financial statements;

•                  the independent public accountants’ judgment on the quality, not just the acceptability, of Southwest’s accounting principles as applied in the financial statements;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s internal controls over financial reporting;

•                  the independent public accountants’ and management’s evaluations of the adequacy of Southwest’s disclosure controls and procedures; and

•                  significant disputes, if any, between the independent public accountants Southwest’s management.

•                  Compliance with regulatory filing requirements

•                  Obtain and review annually, before the filing of Southwest’s Annual Report on Form 10-K, a report from the independent public accountants describing:

•                  all critical accounting policies and practices used in the overall audit of Southwest’s financial statements;

•                  all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent public accountants; and

•                  other material written communications between the independent public accountants and management, such as any management letter or schedule of unadjusted differences, and discuss with the independent public accountants any material issues raised in such report.

•                  Review and discuss with the independent public accountants and Southwest’s management the annual audited financial statements, including Management’s Discussion and Analysis of those financial statements, and recommend to the Board of Directors the inclusion of Southwest’s audited financial statements in its Form 10-K.

•                  Review and discuss with the independent public accountants and Southwest’s management the quarterly unaudited financial statements before the publication of Southwest’s earnings release and before the inclusion of the financial statements, including Management’s Discussion and Analysis of those financial statements, in Southwest’s Form 10-Q.  The Audit Committee may delegate to one or more of its members the authority to represent the committee for purposes of this review.

•                  Before the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants, without management present, the matters to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants.

•                  Review audit results, audit reports and recommendations made by the independent public accountants and Southwest’s management, and report to the Board of Directors with respect to those results, reports and recommendations, and take any necessary actions in connection with those results, reports and recommendations.

•                  Assure the regular rotation of the lead audit partner, the concurring partner and other audit partners engaged in the annual audit as  by law or the rules of the Exchange.

•                  Review legal and regulatory matters that may have a material impact on the financial statements.

•                  Review and concur annually with Southwest’s Code of Business Conduct, Southwest’s Code of Ethics for the Board of Directors and Southwest’s program to monitor compliance with those Codes.

•                  Meet with the independent public accountants in separate executive sessions without management present at least annually.

•                  Prepare the Audit Committee Report for inclusion in Southwest’s annual proxy statement.

•                  Be responsible In advance for the review and oversight of all related-party transactions.

•                  Establish procedures for:

•                  the receipt, retention and treatment of complaints received by Southwest regarding accounting, internal accounting controls, or auditing matters;

•                  the confidential, anonymous submission by employees of Southwest of concerns regarding questionable accounting or auditing matters; and

•                  review periodically with management these procedures and, if appropriate, any significant complaints received, to the extent  by the Act, the rules of the SEC or the Exchange.

•                  Review and reassess the adequacy of this Charter on an annual basis.

•                  Review and evaluate at least annually performance and effectiveness of the Audit Committee.

•                  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board of Directors.

•                  Perform any other duties assigned to the committee by the Board of Directors.

6.               LIMITATIONS:

While the Audit Committee has the functions stated in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that Southwest’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. Southwest’s management is principally responsible for Company accounting policies, the preparation of the financial statements, and ensuring that the financial statements are prepared in accordance with generally accepted accounting principles. Southwest’s independent public accountants are responsible for auditing Southwest’s financial statements.

In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board of Directors and Shareholder the accuracy and quality of Southwest’s financial statements and accounting practices. Nor is it the duty of the Audit Committee to assure Southwest’s compliance with laws and regulations or compliance with Southwest’s Code of Business Conduct or the Board of Directors’ compliance with Southwest’s Code of Ethics for Board of Directors. The primary responsibility for these matters rests with Southwest’s management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.

The Board of Directors and the Audit Committee recognize that meeting the responsibilities of an Audit Committee requires a degree of flexibility. To the extent that procedures included in this Charter go beyond what is  of an Audit Committee by existing law and regulation, those procedures are meant to serve as guidelines rather than inflexible rules and the Audit Committee is encouraged to apply any different or additional procedures it deems necessary to fulfill its functions.

* As adopted by the Board of Directors on February 14, 2006.

Appendix B

SOUTHWEST CASINO CORPORATION

COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

CHARTER*

1.               PURPOSE:

The Compensation Committee reviews and makes recommendations to the Board of Directors of Southwest Casino Corporation (“Southwest”), a Nevada corporation, regarding all forms of compensation provided to the directors and executive officers of Southwest, including without limitation bonus and stock compensation.  The Compensation Committee also oversees significant aspects of Southwest’s compensation policies, plans and programs for all employees of Southwest and its subsidiaries.

2.              PHILOSOPHY:

Southwest’s philosophy in setting its compensation policies is to maximize Shareholder value over time.  The Compensation Committee sets the compensation for Southwest’s executive officers and evaluates the performance of those executive officers.  The Compensation Committee believes executive compensation should be tied to continuous improvements in corporate performance and increases in Shareholder value.  In this regard, the Compensation Committee applies the following guidelines to its compensation decisions:

•                  Align pay programs with Southwest’s annual and long-term business strategies and objectives.

•                  Provide a competitive total compensation package that enables Southwest to attract and retain key executive talent.

•                  Determine that the compensation programs include a significant element that is directly linked to the performance of Southwest and Shareholder return.

The Compensation Committee focuses primarily on the following three components in forming the total compensation package for executive officers:

•                  Base salary.

•                  Annual incentive bonus.

•                  Long-term incentives.

3.               COMPOSITION/ELIGIBILITY:

The Compensation Committee must be comprised of at least 2 directors who satisfy the independence and other requirements of the primary stock exchange on which Southwest shares may be listed (the “Exchange”), as applicable, as well as other applicable requirements for independence imposed by the Securities Exchange Act of 1934, as amended (the “Act”), and the applicable rules of the Securities and Exchange Commission (the “SEC”).

4.               EXTERNAL ADVISERS:

The Compensation Committee has authority to engage independent counsel and other advisers as the Compensation Committee deems necessary to carry out its duties. The Compensation Committee also has authority to obtain advice and assistance from any officer or employee of Southwest or any of its subsidiaries.

5.               FUNCTIONS:

The responsibilities of the Compensation Committee are:

•                  Overall Compensation Strategy.  The Compensation Committee reviews, modifies as needed, and approves the overall compensation strategy and policies of Southwest and its subsidiaries and, as appropriate, advises the Board regarding its decisions.  This overall review includes:

a.               Evaluating the performance and establishing the compensation and benefit programs for each of Southwest’s executive officers, including all equity-based compensation.

b.              Reviewing and approving at the program-level the compensation and benefit programs for non-executive officers and senior managers of the company, including all equity-based compensation.  In addition, the

B-1

Compensation Committee may determine to individually evaluate and establish the compensation and benefit programs for any non-executive officer or senior manager of Southwest selected by the Committee.

c.               Reviewing and approving at the program-level the compensation and benefits programs and strategies for all other Southwest employees.

The Board of Directors has the authority to modify any compensation strategy and policy approved by the Compensation Committee.

•                  Compensation of Executive Officers.  The Compensation Committee establishes performance goals and objectives for Southwest’s executive officers, including the Chief Executive Officer.  The Compensation Committee also reviews and makes recommendations to the Board of Directors for the approval of the compensation and other terms of employment of Southwest’s executive officers, including the Chief Executive Officer.  The Chief Executive Officer must not be present when the Compensation Committee or the Board of Directors reviews and approves the compensation and other terms of employment for the CEO.

•                  Director’s Compensation.  The Compensation Committee makes recommendations to the Board of Directors regarding the amount of compensation paid by Southwest to directors for their service, including retainer, meeting, committee and committee chair fees.  Director compensation may be a combination of cash fees and/or stock option grants or awards.

•                  Plan Administrator.  The Compensation Committee will act as the “Committee” that administers Southwest’s 2004 Stock Incentive Plan.  The Committee will also consider and recommend changes to the existing plan or plans or the adoption of additional plans, which plans the Committee will also administer.  Committee approval of awards granted under equity-based compensation plans will be final unless applicable law, regulation or rule requires full board approval.

•                  Employee Benefit Plans.  The Compensation Committee will periodically review, recommend changes, and approve Southwest’s 401(k) Plan, and any similar ERISA plans Southwest may adopt, including the available investment options, performance, participation and plan administration.

•                  Preparation of Reports.  The Compensation Committee will prepare and review any report regarding compensation required under applicable SEC rules and regulations for inclusion in Southwest’s annual proxy statement.

6.               MEETINGS:

The Compensation Committee will meet as often as it determines, but not less frequently than one meeting per year.  The Compensation Committee will cause minutes of each meeting to be prepared and delivered to the Board of Directors.  The Compensation Committee will also provide to the Board of Directors any written or oral reports regarding its activities requested by the Board.

* As adopted by the Board of Directors April 26, 2006.

B-2

Appendix C

SOUTHWEST CASINO AND HOTEL CORP.

2004 STOCK INCENTIVE PLAN

1.             Purpose of Plan.

The purpose of the Southwest Casino and Hotel Corp. 2004 Stock Incentive Plan (the “Plan”) is to advance the interests of Southwest Casino and Hotel Corp. (the “Company”) and its shareholders by enabling the Company and its Subsidiaries to attract and retain persons of skill and ability to perform services for the Company and its Subsidiaries by providing an incentive to such individuals through equity participation in the Company and by rewarding such individuals who contribute to the achievement by the Company of its economic objectives.

2.             Definitions.

The following terms will have the meanings set forth below, unless the context clearly otherwise requires:

2.1           “Board” means the Board of Directors of the Company.

2.2           “Broker Exercise Notice” means a written notice pursuant to which a Participant, upon exercise of an Option, irrevocably instructs a broker or dealer to sell a sufficient number of shares or loan a sufficient amount of money to pay all or a portion of the exercise price of the Option and/or any related withholding tax obligations and remit such sums to the Company and directs the Company to deliver stock certificates to be issued upon such exercise directly to such broker or dealer.

2.3           “Change in Control” means an event described in Section 13.1 of the Plan.

2.4           “Code” means the Internal Revenue Code of 1986, as amended.

2.5           “Committee” means the group of individuals administering the Plan, as provided in Section 3 of the Plan.

2.6           “Common Stock” means the common stock of the Company, $.01 par value, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 4.3 of the Plan.

2.7           “Disability” means the disability of the Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary then covering the Participant or, if no such plan exists or is applicable to the Participant, the permanent and total disability of the Participant within the meaning of Section 22(e)(3) of the Code.

2.8           “Eligible Recipients” means all employees of the Company or any Subsidiary and any non-employee directors, consultants and independent contractors of the Company or any Subsidiary.

2.9           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.10         “Fair Market Value” means, with respect to the Common Stock, as of any date (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote) (a) the mean between the reported high and low sale prices of the Common Stock if the Common Stock is listed, admitted to unlisted trading privileges or reported on any foreign or national securities exchange or on the Nasdaq National Market or an equivalent foreign market on which sale prices are reported; (b) if the Common Stock is not so listed, admitted to unlisted trading privileges or reported, the closing bid price as reported by the Nasdaq SmallCap Market, OTC Bulletin Board or the National Quotation Bureau, Inc. or other comparable service; or (c) if the Common Stock is not so listed or reported, such price as the Committee determines in good faith in the exercise of its reasonable discretion.

2.11         “Incentive Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Stock Bonus granted to an Eligible Recipient pursuant to the Plan.

2.12         “Incentive Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that qualifies as an “incentive stock option” within the meaning of Section 422 of the Code.

2.13         “Non-Statutory Stock Option” means a right to purchase Common Stock granted to an Eligible Recipient pursuant to Section 6 of the Plan that does not qualify as an Incentive Stock Option.

2.14         “Option” means an Incentive Stock Option or a Non-Statutory Stock Option.

2.15         “Participant” means an Eligible Recipient who receives one or more Incentive Awards under the Plan.

2.16         “Performance Unit” means a right granted to an Eligible Recipient pursuant to Section 9 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, upon the achievement of established employment, service, performance or other goals.

2.17         “Previously Acquired Shares” means shares of Common Stock that are already owned by the Participant or, with respect to any Incentive Award, that are to be issued upon the grant, exercise or vesting of such Incentive Award.

2.18         “Restricted Stock Award” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 8 of the Plan that is subject to the restrictions on transferability and the risk of forfeiture imposed by the provisions of such Section 8.

2.19         “Retirement” means termination of employment or service pursuant to and in accordance with the regular (or, if approved by the Board for purposes of the Plan, early) retirement/pension plan or practice of the Company or Subsidiary then covering the Participant, provided that if the Participant is not covered by any such plan or practice, the Participant will be deemed to be covered by the Company’s plan or practice for purposes of this determination.

2.20         “Securities Act” means the Securities Act of 1933, as amended.

2.21         “Stock Appreciation Right” means a right granted to an Eligible Recipient pursuant to Section 7 of the Plan to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more shares of Common Stock and the exercise price of such shares under the terms of such Stock Appreciation Right.

2.22         “Stock Bonus” means an award of Common Stock granted to an Eligible Recipient pursuant to Section 10 of the Plan.

2.23         “Subsidiary” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant equity interest, as determined by the Committee.

2.24         “Tax Date” means the date any withholding tax obligation arises under the Code or other applicable tax statute for a Participant with respect to an Incentive Award.

3.             Plan Administration.

3.1           The Committee.  The Plan will be administered by the Board or by a committee of the Board.  So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, any committee administering the Plan will consist solely of two or more members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act and, if the Board so determines in its sole discretion, who are “outside directors” within the meaning of Section 162(m) of the Code.  Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of a majority of the members of such committee), and a majority of the members of such a committee will constitute a quorum.  As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.  To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Eligible Recipients who are subject to Section 16 of the Exchange Act.  The Committee may exercise its duties, power and authority under the Plan in its sole and absolute discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the shareholders of the Company, the participants and their respective successors-in-interest.  No member of the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Incentive Award granted under the Plan.

3.2           Authority of the Committee.

(a)           In accordance with and subject to the provisions of the Plan, the Committee will have the authority to determine all provisions of Incentive Awards as the Committee may deem necessary or desirable and as consistent with the terms of the Plan, including, without limitation, the following: (i) the Eligible Recipients to be selected as Participants; (ii) the nature and extent of the Incentive Awards to be made to each Participant (including the number of shares of Common Stock to be subject to each Incentive Award, any exercise price, the manner in which Incentive Awards will vest or become exercisable and whether Incentive Awards will be granted in tandem with other Incentive Awards) and the form of written agreement, if any, evidencing such Incentive Award; (iii) the time or times when Incentive Awards will be granted; (iv) the duration of each Incentive Award; and (v) the restrictions and other conditions to which the payment or vesting of Incentive Awards may be subject.  In addition, the Committee will have the authority under the Plan in its sole discretion to pay the economic value of any Incentive Award in the form of cash, Common Stock or any combination of both.

(b)           The Committee will have the authority under the Plan to amend or modify the terms of any outstanding Incentive Award in any manner, including, without limitation, the authority to modify the number of shares or other terms and conditions of an Incentive Award, extend the term of an Incentive Award, accelerate the exercisability or vesting or otherwise terminate any restrictions relating to an Incentive Award, accept the surrender of any outstanding Incentive Award or, to the extent not previously exercised or vested, authorize the grant of new Incentive Awards in substitution for surrendered Incentive Awards; provided, however that the amended or modified terms are permitted by the Plan as then in effect and that any Participant adversely affected by such amended or modified terms has consented to such amendment or modification.  No amendment or modification to an Incentive Award, however, whether pursuant to this Section 3.2 or any other provisions of the Plan, will be deemed to be a re-grant of such Incentive Award for purposes of this Plan.

(c)           In the event of (i) any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, extraordinary dividend or divestiture (including a spin-off) or any other similar change in corporate structure or shares; (ii) any purchase, acquisition, sale or disposition of a significant amount of assets or a significant business; (iii) any change in accounting principles or practices; or (iv) any other similar change, in each case with respect to the Company or any other entity whose performance is relevant to the grant or vesting of an Incentive Award, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) may, without the consent of any affected Participant, amend or modify the vesting criteria of any outstanding Incentive Award that is based in whole or in part on the financial performance of the Company (or any Subsidiary or division thereof) or such other entity so as equitably to reflect such event, with the desired result that the criteria for evaluating such financial performance of the Company or such other entity will be substantially the same (in the sole discretion of the Committee or the board of directors of the surviving corporation) following such event as prior to such event; provided, however, that the amended or modified terms are permitted by the Plan as then in effect.

4.             Shares Available for Issuance.

4.1           Maximum Number of Shares Available.  Subject to adjustment as provided in Section 4.3 of the Plan or by amendment, the maximum number of shares of Common Stock that will be available for issuance under the Plan will be 3,000,000 shares.  Notwithstanding any other provisions of the Plan to the contrary, no Participant in the Plan may be granted any Options or Stock Appreciation Rights, or any other Incentive Awards with a value basked solely on an increase in the value of the Common Stock after the date of grant, relating to more than 300,000 shares of Common Stock in the aggregate in any fiscal year of the Company (subject to adjustment as provided in Section 4.3 of the Plan).

4.2           Accounting for Incentive Awards.  Shares of Common Stock that are issued under the Plan or that are subject to outstanding Incentive Awards will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan.  Any shares of Common Stock that are subject to an Incentive Award that lapses, expires, is forfeited or for any reason are terminated unexercised or unvested and any shares of Common Stock that are subject to an Incentive Award that is settled or paid in cash or any form other than shares of Common Stock will automatically again become available for issuance under the Plan.  Any shares of Common Stock that constitute the forfeited portion of a Restricted Stock Award will not become available for re-issuance under the Plan after they have been so forfeited.

4.3           Adjustments to Shares and Incentive Awards.  In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, (a) the number and kind of securities or other property (including cash) subject to outstanding Incentive Awards; and (b) the exercise price of outstanding Options and Stock Appreciation Rights.

5.             Participation.

Participants in the Plan will be those Eligible Recipients who, in the judgment of the Committee, have contributed, are contributing or are expected to contribute to the achievement of economic objectives of the Company or its Subsidiaries.  Eligible Recipients may be granted from time to time one or more Incentive Awards, singly or in combination or in tandem with other Incentive Awards, as may be determined by the Committee in its sole discretion.  Incentive Awards will be deemed to be granted as of the date specified in the grant resolution of the Committee, which date will be the date of any related agreement with the Participant.

6.             Options.

6.1           Grant.  An Eligible Recipient may be granted one or more Options under the Plan, and such Options will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may designate whether an Option is to be considered an Incentive Stock Option or a Non-Statutory Stock Option.  To the extent that any Incentive Stock Option granted under the Plan ceases for any reason to qualify as an “incentive stock option” for purposes of Section 422 of the Code, such Incentive Stock Option will continue to be outstanding for purposes of the Plan but will thereafter be deemed to be a Non-Statutory Stock Option.

6.2           Exercise Price.  The per share price to be paid by a Participant upon exercise of an Option will be determined by the Committee in its discretion at the time of the Option grant; provided, however, that (a) such price will not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant with respect to an Incentive Stock Option (110% of the Fair Market Value if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company), and (b) such price will not be less than 85% of the Fair Market Value of one share of Common Stock on the date of grant with respect to a Non-Statutory Stock Option.

6.3           Exercisability and Duration.  An Option will become exercisable at such times and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Incentive Stock Option may be exercisable after ten (10) years from its date of grant (five (5) years from its date of grant if, at the time the Incentive Stock Option is granted, the Participant owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation of the Company).

6.4           Payment of Exercise Price.  The total purchase price of the shares to be purchased upon exercise of an Option will be paid entirely in cash (including check, bank draft or money order); provided, however, that the Committee, in its sole discretion and upon terms and conditions established by the Committee, may allow such payments to be made, in whole or in part, by tender of a Broker Exercise Notice, Previously Acquired Shares, a promissory note (on terms acceptable to the Committee in its sole discretion) or by a combination of such methods.  For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value on the exercise date.

6.5           Manner of Exercise.  An Option may be exercised by a Participant in whole or in part from time to time, subject to the conditions contained in the Plan and in the agreement evidencing such Option, by delivery in person, by facsimile or electronic transmission or through the mail of written notice of exercise to the Company at its principal executive office in Minneapolis, Minnesota and by paying in full the total exercise price for the shares of Common Stock to be purchased in accordance with Section 6.4 of the Plan.

6.6           Aggregate Limitation of Stock Subject to Incentive Stock Options.  To the extent that the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which incentive stock options (within the meaning of Section 422 of the Code) are exercisable for the first time by a Participant during any calendar year (under the Plan and any other incentive stock option plans of the Company or any subsidiary or parent corporation of the Company (within the meaning of the Code)) exceeds $100,000 (or such other amount as may be prescribed by the Code from time to time), such excess Options will be treated as Non-Statutory Stock Options.  The determination will be made by taking incentive stock options into account in the order in which they were granted.  If such excess only applies to a portion of an Incentive Stock Option, the Committee, in its discretion, will designate which shares will be treated as shares to be acquired upon exercise of an Incentive Stock Option.

7.             Stock Appreciation Rights.

7.1           Grant.  An Eligible Recipient may be granted one or more Stock Appreciation Rights under the Plan, and such Stock Appreciation Rights will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee will have the sole discretion to determine the form in which payment of the economic value of Stock Appreciation Rights will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

7.2           Exercise Price.  The exercise price of a Stock Appreciation Right will be determined by the Committee, in its discretion, at the date of grant but may not be less than 100% of the Fair Market Value of one share of Common Stock on the date of grant.

7.3           Exercisability and Duration.  A Stock Appreciation Right will become exercisable at such time and in such installments as may be determined by the Committee in its sole discretion at the time of grant; provided, however, that no Stock Appreciation Right may be exercisable after ten (10) years from its date of grant.  A Stock Appreciation Right will be exercised by giving notice in the same manner as for Options, as set forth in Section 6.5 of the Plan.

8.             Restricted Stock Awards.

8.1           Grant.  An Eligible Recipient may be granted one or more Restricted Stock Awards under the Plan, and such Restricted Stock Awards will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, such as a repurchase option or forfeiture, not inconsistent with the provisions of the Plan, to the vesting of or the lapse of restrictions or conditions for any such Restricted Stock Awards as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or a Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.

8.2           Rights as a Shareholder; Transferability.  Except as provided in Sections 8.1, 8.3 and 14.3 of the Plan, a Participant will have all voting, dividend, liquidation and other rights with respect to shares of Common Stock issued to the Participant as a Restricted Stock Award under this Section 8 upon the Participant becoming the holder of record of such shares as if such Participant were a holder of record of shares of unrestricted Common Stock.

8.3           Dividends and Distributions.  Unless the Committee determines otherwise in its sole discretion (either in the agreement evidencing the Restricted Stock Award at the time of grant or at any time after the grant of the Restricted Stock Award), any dividends or distributions (including regular quarterly cash dividends) paid with respect to shares of Common Stock subject to the unvested portion of a Restricted Stock Award will be subject to the same restrictions as the shares to which such dividends or distributions relate.  In the event the Committee determines not to pay dividends or distributions currently, the Committee will determine in its sole discretion whether any interest will be paid on such dividends or distributions.  In addition, the Committee in its sole discretion may require such dividends and distributions to be reinvested (and in such case the Participant consents to such reinvestment) in shares of Common Stock that will be subject to the same restrictions as the shares to which such dividends or distributions relate.

8.4           Enforcement of Restrictions.  To enforce the restrictions referred to in this Section 8, the Committee may place a legend on the stock certificates referring to such restrictions and may require the Participant, until the restrictions have lapsed, to keep the stock certificates, together with duly endorsed stock powers, in the custody of the Company or its transfer agent or to maintain evidence of stock ownership, together with duly endorsed stock powers, in a certificateless book-entry stock account with the Company’s transfer agent.

9.             Performance Units.

An Eligible Recipient may be granted one or more Performance Units under the Plan, and such Performance Units will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee in its sole discretion.  The Committee may impose such restrictions or conditions, not inconsistent with the provisions of the Plan, to the vesting of such Performance Units as it deems appropriate, including, without limitation, that the Participant remain in the continuous employ or service of the Company or any Subsidiary for a certain period or that the Participant or the Company (or any Subsidiary or division thereof) satisfy certain performance goals or criteria.  The Committee will have the sole discretion to determine the form in which payment of the economic value of Performance Units will be made to a Participant (i.e., cash, Common Stock or any combination thereof) or to consent to or disapprove the election by a Participant of the form of such payment.

10.          Stock Bonuses.

An Eligible Recipient may be granted one or more Stock Bonuses under the Plan, and such Stock Bonuses will be subject to such terms and conditions, consistent with the other provisions of the Plan, as may be determined by the Committee.  The Participant will have all voting, dividend, liquidation and other rights with respect to the shares of Common Stock issued to a Participant as a Stock Bonus under this Section 10 upon the Participant becoming the holder of record of such shares; provided, however, that the Committee may impose such restrictions on the assignment or transfer of a Stock Bonus as it deems appropriate.

11.          Effect of Termination of Employment or Other Service.

11.1         Termination Due to Death, Disability or Retirement.  Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant’s employment or other service with the Company and all Subsidiaries is terminated by reason of death, Disability or Retirement:

(a)           All outstanding Options and Stock Appreciation Rights then held by the Participant will remain exercisable, to the extent exercisable as of the date of such termination, for a period of six (6) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right);

(b)           The restrictions (as set forth in the Restricted Stock Award Agreement) applicable to [12.5%] of the unvested shares of any Restricted Stock Award will immediately lapse and terminate and those shares will become fully vested.  The balance of the shares shall remain unvested and subject to the restrictions and repurchase option as set forth in the Restricted Stock Award Agreement; and

(c)           All Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses.

11.2         Termination for Reasons Other than Death, Disability or Retirement.

(a)           Unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award, in the event a Participant’s employment or other service is terminated with the Company and all Subsidiaries for any reason other than death, Disability or Retirement, or a Participant is in the employ or service of a Subsidiary and the Subsidiary ceases to be a Subsidiary of the Company (unless the Participant continues in the employ or service of the Company or another Subsidiary), all rights of the Participant under the Plan and any agreements evidencing an Incentive Award will immediately terminate, without notice of any kind, and no Options or Stock Appreciation Rights then held by the Participant will thereafter be exercisable, all Restricted Stock Awards then held by the Participant that have not vested will be terminated and forfeited, and all Performance Units and Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Performance Units or Stock Bonuses; provided, however, that if such termination is due to any reason other than termination by the Company or any Subsidiary for “Cause,” all outstanding Options and Stock Appreciation Rights then held by such Participant will remain exercisable, to the extent exercisable as of such termination, for a period of three (3) months after such termination (but in no event after the expiration date of any such Option or Stock Appreciation Right).

(b)           For purposes of this Section 11.2, “Cause” (as determined by the Committee) will be as defined in any employment or other agreement or policy applicable to the Participant or, if no such agreement or policy exists, will mean (i) dishonesty, fraud, material misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company, any Subsidiary or the business of any such entity; (ii) any unlawful or criminal activity of a serious nature; (iii) any intentional and deliberate breach of a duty or duties that, individually or in the aggregate, are material in relation to the Participant’s overall duties; or (iv) any material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any Subsidiary.  The Company may defer the exercise or vesting of, or issuance of shares pursuant to, any Incentive Award for a period of up to forty-five (45) days in order for the Committee to make any determination as to the existence of “Cause.”

11.3         Modification of Rights Upon Termination.  Notwithstanding the other provisions of this Section 11, upon a Participant’s termination of employment or other service with the Company and all Subsidiaries, the Committee may, in its sole discretion (which may be exercised at any time on or after the date of grant, including following such termination), cause Options and Stock Appreciation Rights (or any part thereof) then held by such Participant to become or continue to become exercisable and/or remain exercisable following such termination of employment or service and Restricted Stock Awards, Performance Units and Stock Bonuses then held by such Participant to vest and/or continue to vest or become free of transfer restrictions, as the case may be, following such termination of employment or service, in each case in the manner determined by the Committee; provided, however, that no Incentive Award may remain exercisable or continue to vest beyond its expiration date.

11.4         Exercise of Incentive Stock Options Following Termination.  Any Incentive Stock Option that remains unexercised (and exercisable pursuant to an agreement with the Company) more than one (1) year following termination of employment by reason of Disability or more than three (3) months following termination for any reason other than death or Disability will thereafter be deemed to be a Non-Statutory Stock Option.

11.5         Date of Termination of Employment or Other Service.  Unless the Committee otherwise determines in its sole discretion, a Participant’s employment or other service will, for purposes of the Plan, be deemed to have terminated on the date recorded on the personnel or other records of the Company or the Subsidiary for which the Participant provides employment or other service, as determined by the Committee in its sole discretion based upon such records.

12.          Payment of Withholding Taxes.

12.1         General Rules.  The Company is entitled to (a) withhold and deduct from future wages of the Participant (or from other amounts that may be due and owing to the Participant from the Company or a Subsidiary), or make other arrangements for the collection of, all legally required amounts necessary to satisfy any and all foreign, federal, state and local withholding and employment-related tax requirements attributable to an Incentive Award, including, without limitation, the grant, exercise or vesting of, or payment of dividends with respect to, an Incentive Award or a disqualifying disposition of stock received upon exercise of an Incentive Stock Option, or (b) require the Participant promptly to remit the amount of such withholding to the Company before taking any action, including issuing any shares of Common Stock, with respect to an Incentive Award.

12.2         Special Rules.  The Committee may, in its sole discretion and upon terms and conditions established by the Committee, permit or require a Participant to satisfy, in whole or in part, any withholding or employment-related tax obligation described in Section 12.1 of the Plan by electing to tender Previously Acquired Shares, a Broker Exercise Notice or a promissory note (on terms acceptable to the Committee in its sole discretion), or by a combination of such methods.  For purposes of such payment, Previously Acquired Shares tendered or covered by an attestation will be valued at their Fair Market Value.

13.          Change in Control.

13.1         Change in Control.  For purposes of this Section 13, a “Change in Control” of the Company will mean the following:

(a)           the sale, lease, exchange or other transfer, directly or indirectly, of substantially all of the assets of the Company (in one transaction or in a series of related transactions) to a person or entity that is not controlled by the Company;

(b)           the approval by the shareholders of the Company of any plan or proposal for the liquidation or dissolution of the Company;

(c)           any person becomes after the effective date of the Plan the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (i) 20% or more, but not 50% or more, of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors, unless the transaction resulting in such ownership has been approved in advance by the Continuity Directors (as defined in Section 13.2 below), or (ii) 50% or more of the combined voting power of the Company’s outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors); provided that a traditional institution or venture capital financing transaction shall be excluded from this definition;

(d)           a merger or consolidation to which the Company is a party if the shareholders of the Company immediately prior to effective date of such merger or consolidation have “beneficial ownership” (as defined in Rule 13d-3 under the Exchange Act), immediately following the effective date of such merger or consolidation, of securities of the surviving corporation representing (i) more than 50%, but less than 80%, of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors, unless such merger or consolidation has been approved in advance by the Continuity Directors, or (ii) 50% or less of the combined voting power of the surviving corporation’s then outstanding securities ordinarily having the right to vote at elections of directors (regardless of any approval by the Continuity Directors);

(e)           after the date the Company’s securities are first sold in a registered public offering, the Continuity Directors cease for any reason to constitute at least a majority of the Board; or

(f)            any other change in control of the Company of a nature that would be required to be reported pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is then subject to such reporting requirement.

13.2         Continuity Directors.  For purposes of this Section 13, “Continuity Directors” of the Company will mean any individuals who are members of the Board on the effective date of the Plan and any individual who subsequently becomes a member of the Board whose election, or nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the Continuity Directors (either by specific vote or by approval of the Company’s proxy statement in which such individual is named as a nominee for director without objection to such nomination).

13.3         Acceleration of Vesting.  Without limiting the authority of the Committee under Sections 3.2 and 4.3 of the Plan, if a Change in Control of the Company occurs whereby the acquiring entity or successor to the Company does not assume the Incentive Awards or replace them with substantially equivalent incentive awards, then, unless otherwise provided by the Committee in its sole discretion in the agreement evidencing an Incentive Award at the time of grant, as of the date of the Change of Control: (a) all outstanding Options and Stock Appreciation Rights will vest and will become immediately exercisable in full and will remain exercisable for the remainder of their terms, regardless of whether the Participant to whom such Options or Stock Appreciation Rights have been granted remains in the employ or service of the Company or any Subsidiary or any acquiring entity or successor to the Company; (b) all outstanding Restricted Stock Awards and Performance Units will become immediately fully vested and non-forfeitable; and (c) all outstanding Stock Bonuses then held by the Participant will vest and/or continue to vest in the manner determined by the Committee and set forth in the agreement evidencing such Stock Bonuses.

13.4         Cash Payment for Options.  If a Change in Control of the Company occurs, then the Committee, if approved by the Committee in its sole discretion either in an agreement evidencing an Option at the time of grant or at any time after the grant of an Option, and without the consent of any Participant affected thereby, may determine that:

(a)           some or all Participants holding outstanding Options will receive, with respect to some or all of the shares of Common Stock subject to such Options, as of the effective date of any such Change in Control of the Company, cash in an amount equal to the excess of the Fair Market Value of such shares immediately prior to the effective date of such Change in Control of the Company over the exercise price per share of such Options; and

(b)           with respect to any granted and outstanding Option, the Fair Market Value of the shares of Common Stock underlying such Option is less than or equal to the exercise price per share of such Option as of the effective date of the applicable Change in Control and the Option, therefore, shall terminate as of the effective date of the applicable Change in Control.

If the Committee makes a determination as set forth in subparagraph (a) of this Section 13.4, then as of the effective date of any such Change in Control of the Company such Options will terminate as to such shares and the Participants formerly holding such Options will only have the right to receive such cash payment(s).  If the Committee makes a determination as set forth in subparagraph (b) of this Section 13.4, then as of the effective date of any such Change in Control of the Company such Options will terminate, become void and expire as to all unexercised shares of Common Stock subject to such Options on such date, and the Participants formerly holding such Options will have no further rights with respect to such Options.

13.5         Limitation on Change in Control Payments.  Notwithstanding anything in Section 13.3 or 13.4 of the Plan to the contrary, if, with respect to a Participant, the acceleration of the vesting of an Incentive Award as provided in Section 13.3 or the payment of cash in exchange for all or part of an Incentive Award as provided in Section 13.4 (which acceleration or payment could be deemed a “payment” within the meaning of Section 280G(b)(2) of the Code), together with any other “payments” that such Participant has the right to receive from the Company or any corporation that is a member of an “affiliated group” (as defined in Section 1504(a) of the Code without regard to Section 1504(b) of the Code) of which the Company is a member, would constitute a “parachute payment” (as defined in Section 280G(b)(2) of the Code), then the “payments” to such Participant pursuant to Section 13.3 or 13.4 of the Plan will be reduced to the largest amount as will result in no portion of such “payments” being subject to the excise tax imposed by Section 4999 of the Code; provided, however, that such reduction shall be made only if the aggregate amount of the payments after such reduction exceeds the difference between (a) the amount of such payments absent such reduction minus (b) the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments.  Notwithstanding the foregoing sentence, if a Participant is subject to a separate agreement with the Company or a Subsidiary that expressly addresses the potential application of Sections 280G or 4999 of the Code (including, without limitation, that “payments” under such agreement or otherwise will be reduced, that the Participant will have the discretion to determine which “payments” will be reduced, that such “payments” will not be reduced or that such “payments” will be “grossed up” for tax purposes), then this Section 13.5 will not apply, and any “payments” to a Participant pursuant to Section 13.3 or 13.4 of the Plan will be treated as “payments” arising under such separate agreement.

14.          Rights of Eligible Recipients and Participants; Transferability.

14.1         Employment or Service.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Subsidiary to terminate the employment or service of any Eligible Recipient or Participant at any time, nor confer upon any Eligible Recipient or Participant any right to continue in the employ or service of the Company or any Subsidiary.

14.2         Rights as a Shareholder.  As a holder of Incentive Awards (other than Restricted Stock Awards and Stock Bonuses), a Participant will have no rights as a shareholder unless and until such Incentive Awards are exercised for, or paid in the form of, shares of Common Stock and the Participant becomes the holder of record of such shares.  Except as otherwise provided in the Plan, no adjustment will be made for dividends or distributions with respect to such Incentive Awards as to which there is a record date preceding the date the Participant becomes the holder of record of such shares, except as the Committee may determine in its discretion.

14.3         Restrictions on Transfer.  Except pursuant to testamentary will or the laws of descent and distribution or as otherwise expressly permitted by the Plan, unless approved by the Committee in its sole discretion, no right or interest of any Participant in an Incentive Award prior to the exercise or vesting of such Incentive Award will be assignable or transferable, or subjected to any lien, during the lifetime of the Participant, either voluntarily or involuntarily, directly or indirectly, by operation of law or otherwise.  A Participant will, however, be entitled to designate a beneficiary to receive an Incentive Award upon such Participant’s death, and in the event of a Participant’s death, payment of any amounts due under the Plan will be made to, and exercise of any Options (to the extent permitted pursuant to Section 11 of the Plan) may be made by, the Participant’s legal representatives, heirs and legatees.  If a deceased Participant has designated a beneficiary and such beneficiary survives the Participant but dies before complete payment of all amounts due under the Plan or exercise of all exercisable Options, then such payments will be made to, and the exercise of such Options may be made by, the legal representatives, heirs and legatees of the beneficiary.

14.4         Breach of Confidentiality, Assignment of Inventions or Non-Compete Agreements.  Notwithstanding anything in the Plan to the contrary, in the event that a Participant materially breaches the terms of any confidentiality, assignment of inventions or non-compete agreement entered into with the Company or any Subsidiary, whether such breach occurs before or after termination of such Participant’s employment or other service with the Company or any Subsidiary, the Committee in its sole discretion may immediately terminate all rights of the Participant under the Plan and any agreements evidencing an Incentive Award then held by the Participant without notice of any kind.

14.5         Non-Exclusivity of the Plan.  Nothing contained in the Plan is intended to modify or rescind any previously or subsequently approved compensation plans or programs of the Company or create any limitations on the power or authority of the Board to adopt such additional or other compensation arrangements as the Board may deem necessary or desirable.

15.          Securities Law and Other Restrictions.

Notwithstanding any other provision of the Plan or any agreements entered into pursuant to the Plan, the Company will not be required to issue any shares of Common Stock under this Plan, and a Participant may not sell, assign, transfer or otherwise dispose of shares of Common Stock issued pursuant to Incentive Awards granted under the Plan, unless (a) there is in effect with respect to such shares a registration statement under the Securities Act and any applicable state or foreign securities laws or an exemption from such registration under the Securities Act and applicable state or foreign securities laws; and (b) there has been obtained any other consent, approval or permit from any other regulatory body which the Committee, in its sole discretion, deems necessary or advisable.  The Company may condition such issuance, sale or transfer upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

16.          Plan Amendment, Modification and Termination.

The Board may suspend or terminate the Plan or any portion thereof at any time, and may amend the Plan from time to time in such respects as the Board may deem advisable in order that Incentive Awards under the Plan will conform to any change in applicable laws or regulations or in any other respect the Board may deem to be in the best interests of the Company; provided, however, that no amendments to the Plan will be effective without approval of the shareholders of the Company if shareholder approval of the amendment is then required pursuant to Section 422 of the Code or the rules of any stock exchange or Nasdaq or similar regulatory body.  No termination, suspension or amendment of the Plan may adversely affect any outstanding Incentive Award without the consent of the affected Participant; provided, however, that this sentence will not impair the right of the Committee to take whatever action it deems appropriate under Sections 3.2, 4.3 and 13 of the Plan.

17.          Effective Date and Duration of the Plan.

The Plan is effective as of June 30, 2004, the date it was adopted by the Board.  The Plan will terminate at midnight on June 29, 2014 and may be terminated prior to such time by Board action, and no Incentive Award may be granted after such termination.  Incentive Awards outstanding upon termination of the Plan may continue to be exercised, or become free of restrictions, in accordance with their terms.

18.          Miscellaneous.

18.1         Governing Law.  The validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

18.2         Successors and Assigns.  The Plan will be binding upon and inure to the benefit of the successors and permitted assigns of the Company and the Participants.

Southwest Casino Corporation 2001 Killebrew Drive, Suite 350 Minneapolis, Minnesota 55425	PROXY

This Proxy is solicited by the Board of Directors

The undersigned hereby appoints James B. Druck and Thomas E. Fox and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of Southwest Casino Corporation held of record by the undersigned on April 16, 2007 at the Annual Meeting of Shareholders to be held on June 7, 2007, or any adjournment of that Annual Meeting.

☒   Please mark your votes as in this example.

1.       Election of Directors.

☐ FOR all nominees listed below (except as marked to the contrary below)	☐ Vote WITHHELD for all nominees listed below

James B. Druck	David H. Abramson	Gus A. Chafoulias	Jim Holmes	Gregg P. Schatzman

(INSTRUCTION:  To withhold authority to vote for any individual nominee, strike a line through the nominee’s name.)

2.                     To approve an increase in the number of shares reserved for issuance in under our 2004 Stock Incentive Plan from 1,500,000 shares to 3,000,000 shares.

☐	FOR	☐	AGAINST	☐	ABSTAIN

3.               To consider and act upon a proposal to ratify the selection of Eide Bailly LLP as our independent public registered accounting firm for the fiscal year ending December 31, 2007.

☐	FOR	☐	AGAINST	☐	ABSTAIN

4.                   To consider and act upon such other matters as may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

(Please Sign Below)

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder.  If no direction is made, this proxy will be voted FOR all nominees named in Proposal 1 above and FOR Proposals 2 and 3 above.  Please sign exactly as name appears below.  When joint tenants hold shares, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN,	Dated:	, 2007
DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE, WHICH REQUIRES
NO POSTAGE IF MAILED IN THE UNITED	Signature
STATES.

Signature if held jointly

P-1